Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of Merrill Lynch Large Cap Growth Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Growth Portfolio of Master Large Cap Series Trust (together, the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: December 13, 2004


                                        /s/ Terry K. Glenn
                                        ------------------
                                        Terry K. Glenn,
                                        President of
                                        Merrill Lynch Large Cap Growth Fund of
                                        Merrill Lynch Large Cap Series Funds,
                                        Inc. and Master Large Cap Growth
                                        Portfolio of Master Large Cap Series
                                        Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Large Cap Growth Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Growth Portfolio of Master Large Cap Series Trust and will be retained by Merrill Lynch Large Cap Growth Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Growth Portfolio of Master Large Cap Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Large Cap Growth Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Growth Portfolio of Master Large Cap Series Trust (together, the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: December 13, 2004


                                        /s/ Donald C. Burke
                                        -------------------
                                        Donald C. Burke,
                                        Chief Financial Officer of
                                        Merrill Lynch Large Cap Growth Fund of
                                        Merrill Lynch Large Cap Series Funds,
                                        Inc. and Master Large Cap Growth
                                        Portfolio of Master Large Cap Series
                                        Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Large Cap Growth Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Growth Portfolio of Master Large Cap Series Trust and will be retained by Merrill Lynch Large Cap Growth Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Growth Portfolio of Master Large Cap Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.